UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2011

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Company’s 2011 Annual Meeting of Stockholders held on May 5, 2011 (the “Annual Meeting”) the stockholders approved the OceanFirst Financial Corp. 2011 Stock Incentive Plan and the OceanFirst Financial Corp. 2011 Cash Incentive Compensation Plan (the “Plans”). Descriptions of the material features of the Plans and full copies of the Plans were included in the proxy statement filed with the SEC on March 31, 2011. Forms of Award Agreements for each of the Plans are filed with this Form 8-K as Exhibits 10.25, 10.26 and 10.27.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting was held on May 5, 2011. A total of 17,147,471 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1.	The election of three directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Joseph J. Burke	15,405,163	324,303	1,418,005
Angelo Catania	15,413,483	315,983	1,418,005
John R. Garbarino	15,241,698	487,768	1,418,005

Matter 2.	The approval of the OceanFirst Financial Corp. 2011 Stock Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
9,408,938	6,264,323	56,205	1,418,005

Matter 3.	The approval of the OceanFirst Financial Corp. 2011 Cash Incentive Compensation Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
14,308,836	1,352,961	67,669	1,418,005

Matter 4.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
16,718,090	405,294	24,087	—

Matter 5.	An advisory (non-binding) vote to approve the compensation paid to the named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
14,667,768	917,588	144,110	1,418,005

Matter 6.	An advisory (non-binding) vote on the frequency of stockholder voting on executive compensation.

Shares Voted for One Year	Shares Voted for Two Years	Shares Voted for Three Years	Shares Voted Abstain	Broker Non-Votes
8,870,664	1,460,327	5,275,692	122,783	1,418,005

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

10.25	Form of OceanFirst Financial Corp. 2011 Stock Incentive Plan Award Agreement for Stock Options.

10.26	Form of OceanFirst Financial Corp. 2011 Stock Incentive Plan Award Agreement for Stock Awards.

10.27	Form of OceanFirst Financial Corp. 2011 Cash Incentive Compensation Plan Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: May 10, 2011

Exhibit Index

EXHIBITS

10.25	Form of OceanFirst Financial Corp. 2011 Stock Incentive Plan Award Agreement for Stock Options.

10.26	Form of OceanFirst Financial Corp. 2011 Stock Incentive Plan Award Agreement for Stock Awards.

10.27	Form of OceanFirst Financial Corp. 2011 Cash Incentive Compensation Plan Award Agreement.